UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2023

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On December 6, 2023, the Board of Directors (the “Board”) of Amerant Bancorp Inc. (the “Company”), acting upon the recommendation of the Board’s Corporate Governance, Nominating and Sustainability Committee, approved an amendment to the Code of Conduct and Ethics of the Company effective as of December 6, 2023 (the “Code”). The Code was approved and adopted by the Board as part of its ordinary course recurrent review of the Company’s codes and policies and applies to all officers, directors, and employees of the Company. The amendments to the Code did not relate to or result in any waiver, explicit or implicit, of any provision of the Code in effect prior to the amendment.

The amendments to the Code include: (i) clarifications regarding confidentiality and communications with the Securities and Exchange Commission or any other governmental or law enforcement entity; (ii) updates to the Company’s reporting violations procedures to provide for an Ethics and Compliance Hotline; and (iii) other administrative and non-substantive changes.

The above description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K and available under the Governance section on the Company’s Investor Relations website at https://investor.amerantbank.com/corporate-governance/governance-documents-charters. Information on the Company’s website shall not be deemed incorporated by reference into, or to be a part of, this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
14.1	Code of Conduct and Ethics of Amerant Bancorp Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2023	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President, Securities Counsel and Corporate Secretary